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                                                                    EXHIBIT 99.2

               CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER OF
                          SIGMATRON INTERNATIONAL, INC.
                           PURSUANT TO SECTION 906 OF
                 THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

            I, Linda K. Blake, am Chief Financial Officer, Secretary and Treasurer of SigmaTron International, Inc. (the "Company").

            This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2003 (the "Report").

            I hereby certify that to the best of my knowledge:

            (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

            (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  July 21, 2003


                                      /s/ Linda K. Blake
                                      ------------------------------------------
                                      Linda K. Blake
                                      Chief Financial Officer, Secretary and
                                      Treasurer of SigmaTron International, Inc.


NOTE: A signed original of this written statement required by Section 906 has been provided to SigmaTron International, Inc. and will be retained by SigmaTron International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by law, be deemed filed by SigmaTron International, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.